UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Trinity Place Holdings Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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Your Vote Counts! TRINITY PLACE HOLDINGS INC. You invested in TRINITY PLACE HOLDINGS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 21, 2023. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 7, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* June 21, 2023 10:00 AM Eastern Time 77 Greenwich Street New York, NY 10006 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V14009-P94166 2023 Annual Meeting June 21, 2023 10:00 AM Eastern Time For holders as of April 27, 2023 Vote by June 20, 2023 11:59 PM Eastern Time TRINITY PLACE HOLDINGS INC. 340 MADISON AVENUE, SUITE 3C NEW YORK, NY 10173 V1.2

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V14010-P94166 1. Election of Directors Nominees: 1c. Keith Pattiz 1a. Alan Cohen 2. Ratification of the appointment of BDO USA, LLP as the independent registered public accounting firm for the year ending December 31, 2023. 1b. Matthew Messinger 3. Approval of an amendment to the Company’s 2015 Stock Incentive Plan to increase the number of shares available for awards by 2,000,000 shares. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For For